BRP Group, Inc. Enters into Agreement to Acquire Highland Risk Services LLC - Expands Presence in Healthcare and Cyber Insurance, Adds Real Estate Capabilities - - Launches Connected Risk Solutions Specialty Wholesale Platform Brand - TAMPA, Fla. – December 17, 2019 – BRP Group, Inc. (“BRP Group” or the “Company”) (NASDAQ: BRP), a rapidly growing independent insurance distribution firm delivering tailored insurance solutions, today announced that BRP Insurance Intermediary Holdings, LLC, a subsidiary of BRP Group, has entered into an agreement to acquire substantially all assets of Highland Risk Services LLC (“Highland Risk”), a Chicago- based independent insurance firm focused on providing insurance information and programs to those who serve the healthcare industry, the professional liability needs of real estate firms, and cyber insurance needs across a wide range of industries. The Partnership, BRP Group’s nomenclature for a strategic acquisition, is expected to close January 1, 2020, subject to certain closing conditions. Highland Risk has annual revenue of approximately $11 million. In connection with this Partnership, the Company is branding its Specialty Wholesale platform within its Specialty Operating Group as Connected Risk Solutions. “Joining the Connected Risk Solutions group is a win for everyone with whom we work,” said Brian Daly, President of Highland Risk, who will become President of Connected Risk Solutions post-Partnership. “Not only will we be positioned to grow our business through access to expanded resources, expertise and industry relationships, we will be uniquely positioned to help our agent partners succeed and better serve their clients.” Connected Risk Solutions will include AB Risk and KB Risk, both existing BRP Specialty Wholesale Partnerships with deep expertise and relationships in healthcare, managed care, life sciences and social services. Prior to founding Highland Risk and assuming his new leadership role at Connected Risk Solutions, Mr. Daly was Chief Underwriting Officer at Allianz Insurance Company (US). “The Highland Risk Partnership further bolsters our recognized expertise in the healthcare industry, expands our capabilities in cyber insurance, and opens a new avenue of growth with their real estate practice,” said Trevor Baldwin, Chief Executive Officer of BRP Group. “We are excited to accelerate the expansion of our Specialty Wholesale business under Brian’s leadership. As President of our newly- branded Connected Risk Solutions, he will be focused on building a specialty wholesale brokerage platform dedicated to providing agents and brokers with recognized expertise across industries and product lines for complex risk issues.” ABOUT CONNECTED RISK SOLUTIONS Connected Risk Solutions is a suite of wholesale specialists designed to connect agency partners with the expertise and products needed to propel new business success and best serve clients with complex risks. Industries and products of specialization include cyber insurance, healthcare and real estate agent professional liability, managed care, life sciences and social services. Headquartered in Atlanta with offices in Georgia, Florida, Illinois, Arizona and Washington, the specialists at Connected Risk Solutions partner with agents throughout the nation. Learn more at ConnectedRiskSolutions.com.

ABOUT BRP GROUP, INC. BRP Group, Inc. (NASDAQ: BRP) is a rapidly growing independent insurance distribution firm delivering tailored insurance and risk management insights and solutions that give our clients the peace of mind to pursue their purpose, passion and dreams. We are innovating the industry by taking a holistic and tailored approach to risk management, insurance and employee benefits, and support our clients, Colleagues, Insurance Company Partners and communities through the deployment of vanguard resources and capital to drive our growth. BRP represents over 400,000 clients across the United States and internationally, with over 40 offices in four states. For more information, please visit www.baldwinriskpartners.com. ABOUT HIGHLAND RISK SERVICES LLC Founded in 2007, Highland Risk Services LLC provides insurance information and programs to those who serve the healthcare industry, the professional liability needs of real estate firms, and the ever-growing need for cyber insurance across a wide range of industries. The team of Highland Risk experts knows what agents expect and have built that knowledge into every part of the process. NOTE REGARDING FORWARD-LOOKING STATEMENTS This press release may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which represent BRP Group’s expectations or beliefs concerning future events. Forward-looking statements are statements other than historical facts and may include statements that address future operating, financial or business performance or BRP Group’s strategies or expectations, including those about this Partnership. In some cases, you can identify these statements by forward-looking words such as “may”, “might”, “will”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “projects”, “potential”, “outlook” or “continue”, or the negative of these terms or other comparable terminology. Forward-looking statements are based on management’s current expectations and beliefs and involve significant risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by these statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements include, but are not limited to, those described under the caption “Risk Factors” in BRP Group’s prospectus relating to its Registration Statement on Form S-1 (Registration Number 333-233908) filed with the SEC pursuant to Rule 424(b)(4) under the U.S. Securities Act of 1933, as amended, and in BRP Group’s other filings with the SEC, which are available free of charge on the Securities Exchange Commission's website at: www.sec.gov, including those factors relevant to BRP Group’s completion and integration of this announced Partnership, matters assessed in BRP Group’s due diligence and the business, financial condition and results of operations of BRP Group or this Partner, or both. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All forward-looking statements and all subsequent written and oral forward-looking statements attributable to BRP Group or to persons acting on behalf of BRP Group are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and BRP Group does not undertake any obligation to update them in light of new information, future developments or otherwise, except as may be required under applicable law. CONTACTS INVESTOR RELATIONS Investor Relations (813) 259-8032| IR@baldwinriskpartners.com PRESS Rachel Carr, Marketing Director Baldwin Risk Partners (813) 418-5166 | Rachel.Carr@baldwinriskpartners.com Randy Spencer, Communications Manager Baldwin Risk Partners (813) 421-1979 | randy.spencer@baldwinriskpartners.com